UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2015

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

001-35419	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.
On November 30, 2015, Kaman Corporation (the “Company”) announced that its Aerospace segment has completed the acquisition of GRW Bearing GmbH (“GRW”), a German-based designer and manufacturer of precision, miniature ball bearings.
The acquisition was effectuated pursuant to the terms and provisions of a Share Purchase Agreement, signed on November 9, 2015 (the “Share Purchase Agreement”), by and among Kaman Aerospace Group, Inc., a Connecticut corporation and wholly owned subsidiary of the Company, as Purchaser, and NIBC MBF Equity IB B.V., NIBC MBF Mezzanine IB B.V., Michael Ludwig and Klaus Bonaventura, as Sellers.
The acquisition was consummated on November 30, 2015. The aggregate cash purchase price of EUR 138,753,000 million was funded through borrowings under the Company’s pre-existing revolving credit facility with JPMorgan Chase Bank, N.A., as Administrative Agent, and the other lenders party thereto. The Share Purchase Agreement does not provide for any post-closing adjustment to the purchase price based on the net assets or working capital of GRW as of the closing date.
None of the Sellers had any pre-existing material relationship with the Company or any of its directors, officers or affiliates.
The information set forth above does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Share Purchase Agreement, a copy of which was filed as Exhibit 2.1 to this Current Report on Form 8-K.
Item 7.01    Regulation FD Disclosure

A copy of the press release announcing the completion of the transaction contemplated by the Share Purchase Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

The following exhibit is filed as part of this report:

2.1
Share Purchase Agreement, signed on November 9, 2015, by and among Kaman Aerospace Group, Inc., as Purchaser, and NIBC MBF Equity IB B.V., NIBC MBF Mezzanine IB B.V., Michael Ludwig and Klaus Bonaventura, as Sellers.*

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

The following exhibit is furnished as part of this report:

99.1	Company Press Release, dated November 30, 2015, announcing the completion of the acquisition of GRW Bearing GmbH.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President,
General Counsel and Assistant Secretary

Date: December 2, 2015

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

2.1
Share Purchase Agreement, signed November 9, 2015, by and among Kaman Aerospace Group, Inc., as Purchaser, and NIBC MBF Equity IB B.V., NIBC MBF Mezzanine IB B.V., Michael Ludwig and Klaus Bonaventura, as Sellers.*

99.1	Company Press Release, dated November 30, 2015, announcing the completion of the acquisition of GRW Bearing GmbH.

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.